EXHIBIT 10.25
                       SECOND AMENDMENT TO LOAN AGREEMENT

     THIS SECOND AMENDMENT TO LOAN AGREEMENT (hereinafter referred to as the "Second Amendment"), dated as of December 4, 1996, is made by and between DAWSON PRODUCTION SERVICES, INC.("Dawson"), a Texas corporation, whose principal business address is at 901 N.E. Loop 410, Suite 700, San Antonio, Texas 78209-1306, and THE FROST NATIONAL BANK, a national banking association with its principal place of business at 100 W. HOUSTON STREET, San Antonio, Texas 78205 (the "Bank").

                                    RECITALS

     A. On or about November 30, 1994, Dawson Well Servicing, Inc., a Texas corporation and Dawson WellTech, L.C., a Texas limited liability company and bank entered into that certain Loan Agreement(the "Agreement") concerning the terms, conditions and covenants of that certain $13,000,000.00 Term Loan from Bank to WellTech and that certain $4,000,000.00 Revolving Credit Facility in favor of Dawson Well Servicing.

     B. The Loan Agreement was amended by First Amendment to Loan Agreement dated November 28, 1995.

     C. Since the date of the First Amendment, Dawson Well Servicing, Inc. and Dawson WellTech, L.C. have been merged and a new company formed, Dawson Production Services, Inc.

     D. This Second Amendment is necessary to amend the Loan Agreement to reflect the change in name described above and to evidence the renewal of the $4,000,000.00 Revolving Credit Facility.

     E. All capitalized terms not otherwise defined in this Second Amendment shall have the same meanings as are set forth in the Agreement.

     NOW, THEREFORE, for and in consideration of the mutual covenants and promises herein contained, Bank and Dawson agree as follows:

                                   AGREEMENTS

     1. The definition of "Borrowers" or "Borrower" as set forth in the Loan Agreement and in Appendix A to the Loan Agreement shall hereinafter mean Dawson Production Services, Inc.

     2. The $4,000,000.00 Revolving Credit Facility is renewed and shall be evidenced by a Promissory Note in the original principal amount of $4,000,000.00 dated November 28, 1996 executed by Dawson Production Services, Inc. and payable to the order of Bank.

     3. Except as speciifically modified or amended herein, all terms, provisions and requirements of the Agreement shall remain as written, and as amended from time to time. Borrowers hereby reaffirm all covenants, conditions, representations and warranties contained in the Agreement, as amended.

                        NOTICE TO COMPLY WITH STATE LAW

     For the purpose of this Notice, the term "WRITTEN AGREEMENT" shall include the document set forth above, together with each and every other document relating to and/or securing the same loan transaction, regardless of the date of execution.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     EXECUTED as of the day and year first above written.

                                    BORROWER:
                                    --------

                       DAWSON PRODUCTION SERVICES, INC.,
                       a Texas corporation

                           By: /s/ Michael E. Little
                                   Michael E. Little,
                                   President
LENDER:
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FROST NATIONAL BANK

By: /s/ James B. Crosby
        James B. Crosby, Senior Vice President